UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: October 29, 2007

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On October 29, 2007, management of WSB Financial Group, Inc. (the “company”) conducted a facilitated conference call for investors and the public at approximately 2:00 p.m., Pacific Time, to discuss the company’s previously reported preliminary financial results for the third quarter and year-to-date period ending September 30, 2007. A transcript of the call including the question and answer session, is attached as exhibit 99.1 and incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Transcript of the conference call conducted by management of WSB Financial Group, Inc. on October 29, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB FINANCIAL GROUP, INC. (Registrant)
November 5, 2007	/s/ David K. Johnson
(Date)	David K. Johnson
Chief Executive Officer

Exhibit Index
99.1	Transcript of the conference call conducted by management of WSB Financial Group, Inc. on October 29, 2007.

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